FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported):
                                 August 27, 1998
                                (August 26, 1998)




                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


            Texas                        1-9645                   74-1787536
 (State or other jurisdiction     (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

     200 Concord Plaza, Suite 600
          San Antonio, Texas                                         78216
        (Address of principal                                     (Zip Code)
          executive offices)

       Registrant's telephone number, including area code: (210) 822-2828






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ITEM 5.       OTHER EVENTS.

                    On June 16, 1998, the Company issued $125,000,000 aggregate principal amount of 6.625% Senior Notes due 2008 and $175,000,000 aggregate principal amount of 6.875% Senior Debentures due 2018 (collectively, the "Securities"). On August 26,1998, the Company executed supplemental indentures which provided that the Securities are not subject to redemption by the issuer.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

           (c)   Exhibits

4.1 Second Supplemental Indenture dated June 16, 1998 to Senior Indenture dated October 1, 1997, by and between Clear Channel Communications, Inc. and the Bank of New York, as Trustee.

4.2 Third Supplemental Indenture dated June 16, 1998 to Senior Indenture dated October 1, 1997, by and between Clear Channel Communications, Inc. and the Bank of New York, as Trustee.

4.3                   Form of 6.625% Senior Notes due June 15, 2008.

4.4                   Form of 6.875% Senior Debentures due June 15, 2018.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       CLEAR CHANNEL COMMUNICATIONS, INC.


                        By:    /s/Randall T. Mays
                        Name:  Randall T. Mays
                        Title: Executive Vice President/Chief Financial Officer

Dated:     August 27, 1998

                                Index To Exhibits

 4.1 Second Supplemental Indenture dated June 16, 1998 to Senior Indenture dated October 1, 1997, by and between Clear Channel Communications, Inc. and the Bank of New York as Trustee.

 4.2 Third Supplemental Indenture dated June 16, 1998 to Senior Indenture dated October 1, 1997, by and between Clear Channel Communications, Inc. and the Bank of New York as Trustee.

 4.3       Form of 6.625% Senior Notes due June 15, 2008.

 4.4       Form of 6.875% Senior Debentures due June 15, 2018.